UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 6, 2023

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 6, 2023, Mullen Automotive Inc. (the “Company”) received notification from Kerri Sadler, the Company’s Chief Accounting Officer, of her resignation effective immediately.

On March 6, 2023, the Company appointed Chester Bragado as Chief Accounting Officer. Chester Bragado, 45, originally joined the Company in July 2022 as Executive Vice President of Operations. Prior to that, since 2021, Mr. Bragado served as Vice President, Finance and Controller at Sambazon, an international organic food manufacturer, from 2020 to 2021, he was Financial Reporting Director at Loop Media, a digital video company, and from 2017 to 2020, he was Controller at Custom Foods LLC/Marie Callender. Mr. Bragado has consulted and audited Fortune 500 companies throughout his expansive 20 plus year career, which includes roles as an external auditor at PricewaterhouseCoopers and increasing responsibilities in Corporate Accounting, SEC reporting, and internal audit at various other public and private companies. Chester graduated from the University of California, Riverside, with a BA in Business Administration and holds a California CPA license.

There are no arrangements or understandings between Mr. Bragado and any other person pursuant to which he was appointed to serve as Chief Accounting Officer and Mr. Bragado does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Bragado and any director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: March 10, 2023	By:	/s/ David Michery
David Michery
Chief Executive Officer